UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.)

300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)		78258 (Zip Code)

Registrant’s telephone number, including area code: (210) 545-5994

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 11, 2009, certain creditors of STO Operating Company (“STO”), a wholly owned subsidiary of the Company, filed an involuntary petition in the Unites States Bankruptcy Court, Western District of Texas, sitting in Austin Texas, pursuant to Chapter 7 of Title 11 of the United States Code. Under the involuntary petition, a Trustee has not been appointed and STO has twenty (20) days from service to respond to the petition, during which time it will continue to operate its business.

The Company and STO are in the process of retaining bankruptcy counsel to represent them in the bankruptcy proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14. 2009

South Texas Oil Company

By: /s/ Michael J. Pawelek
Michael J. Pawelek, Chief Executive Officer